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[SIGNATURE]
                               EXHIBIT III
                               ___________

                   CONSENT OF INDEPENDENT ACCOUNTANTS
                   __________________________________


     We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-3 (Nos. 33-36862, 33-44594, 33-43073,
33-49411 and 33-56207) of IBM Credit Corporation of our report dated January 19, 1996, except as to the Subsequent Event note on page 39, which is as of January 31, 1996 appearing on page 14 of this Form 10-K.




/s/Price Waterhouse LLP
Stamford, CT
March 18, 1996

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